Business Combination	6 Months Ended
Jul. 31, 2018
Business Combination
Business Combination

15	Business Combination

On 19th June 2018, Bendon Limited (Bendon) and Naked Brand Group Inc. (Naked) completed a business combination pursuant to the Merger Agreement. The business combination was executed after Bendon Limited reorganised its group and inserted a new entity as its parent entity in which the Bendon shareholders rolled over their shares into the new entity. The new parent entity is called Naked Brand Group Limited. Bendon Limited was considered the accounting acquirer of the consolidated group and the consolidated accounts represents a continuation of the Bendon Limited financial statements.

Pursuant to the Merger Agreement, (i) Bendon undertook a reorganization (the “Reorganization”) pursuant to which all of the shareholders of Bendon Limited exchanged all of the outstanding ordinary shares of Bendon Limited (the “Bendon Ordinary Shares”) for ordinary shares in Naked Brand Group Limited (“Naked Brand Group Ordinary Shares”), and (ii) immediately thereafter, the parties effectuated a merger of Merger Sub and Naked, with Naked surviving as a wholly owned subsidiary of Naked Brand Group Limited and the Naked stockholders receiving Naked Brand Group Ordinary Shares in exchange for all of the outstanding shares of common stock of Naked (the “Merger” and together with the Reorganization, the “Transactions”).

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

$’000
Purchase consideration:
Shares issued (2,068,438 shares at $6.86 per share fair value)	14,196
Total purchase consideration	14,196

The assets and liabilities recognised as a result of the acquisition are as follows:

Fair value $’000
Cash	592
Trade and other receivables	4,186
Inventories	1,810
Intangible assets
- Brand	2,200
- Customer relationships	526
Trade and other payables	(916)
Net identifiable assets acquired	8,398
Add: goodwill	5,798
Net assets acquired	14,196

There were no acquisitions in the year ended 31 July 2017.

(a)	Acquisition-related costs

Acquisition-related costs of $3,739,279 that were not directly attributable to the issue of shares are included in administrative expenses in profit or loss and in operating cash flows in the statement of cash flows. In addition, Naked Brand Group Limited issued 100,886 shares at a price of $6.86 per share to the value of $692,000 to advisors as part of their consultancy in lieu of cash payment.

(b)	Revenue and profit contribution

The acquired business contributed revenues of $324,615 and net loss of $539,982 to the group for the period from 19 June 2018 to 31 July 2018. If the acquisition occurred on 1 February 2018, the full half year revenue of the combined group would have been $58,799,189 and loss of $25,436,507.

(c)	Provisional accounting

The initial accounting for the business combination is incomplete at the time of the end of the reporting period and as a result the Company will retrospectively adopt the provisional amounts recognised at the acquisition date to reflect new information obtained about facts and circumstance that existed as at the acquisition date. The measurement period ends as soon the Company receives the information it was seeking about facts and circumstances that existed as of the acquisition date or learns that more information is not obtained. The measurement shall not exceed one year from the acquisition date.